Income Taxes	3 Months Ended	12 Months Ended
	Apr. 30, 2020	Jan. 31, 2020
Income Taxes
Income Taxes

Note 11.Income Taxes

Income tax expense was $0.1 and $0.3 for the three months ended April 30, 2020 and 2019, respectively, and was comprised primarily of state and local taxes. Due to the fact the Company has a valuation allowance against its deferred tax balances, it was unable to recognize a tax benefit at the federal statutory rate of 21% on its year to date losses.

In response to the COVID-19 pandemic, many governments have enacted or are contemplating measures to provide aid and economic stimulus. These measures may include deferring the due dates of tax payments or other changes to their income and non-income-based tax laws. The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020 in the United States, includes measures to assist companies, including temporary changes to income and non-income-based tax laws. For the three months ended April 30, 2020, there were no material tax impacts on the Company’s condensed consolidated financial statements as it relates to COVID-19 measures. The Company continues to monitor additional guidance issued by the U.S. Treasury Department, the Internal Revenue Service and others.

13. INCOME TAXES

The Company determined the provision for income taxes using the asset and liability approach. Under this approach, deferred income taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax basis of assets and liabilities.

Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. In assessing the need for a valuation allowance, the Company looked to the future reversal of existing taxable temporary differences, taxable income in carryback years and the feasibility of tax planning strategies and estimated future taxable income. The need for a valuation allowance can be affected by changes to tax laws, changes to statutory tax rates and changes to future taxable income estimates.

The Company's cumulative loss position was significant negative evidence in assessing the need for a valuation allowance on its deferred tax assets. As of January 31, 2020, the Company determined that it could not sustain a conclusion that it was more likely than not that it would realize any of its deferred tax assets as a result of historical losses, the difficulty of forecasting future taxable income, and other factors. Given the weight of objectively verifiable historical losses from the Company's operations, it has recorded a full valuation allowance on its deferred tax assets. The Company intends to maintain a full valuation allowance until sufficient positive evidence exists to support its reversal. As of January 31, 2020 and 2019, the Company recorded valuation allowances of $74.9 and $67.7, respectively.

The Company reduced its deferred tax assets with a corresponding reduction to its valuation allowance resulting from the acquired deferred tax liabilities of both Red Bone and Tecton. The Company believes it is necessary to see further positive evidence, such as sustained achievement of profits, before these valuation allowances can be released. If such positive evidence develops, the Company may release all or a portion of the remaining valuation allowances, but at this point in time cannot determine in which period they would reverse. The Company will continue to assess the realizability of its deferred tax assets.

Income tax (benefit) expense consists of the following:

	Year Ended January 31,
	2020	2019	2018
Current:
Federal	$—	$—	$—
State	0.4	0.6	0.1
	0.4	0.6	0.1
Deferred:
Federal	(8.0)	—	—
State	(0.9)	—	—
	(8.9)	—	—
Total income tax (benefit) expense	$(8.5)	$0.6	$0.1

The difference between income tax expense (benefit) and the amount computed by applying the statutory U.S. federal income tax rate (21% for the years ended January 31, 2020 and 2019 and 33.8% for the year ended January 31, 2018) to the pre‑tax (loss) earnings consists of the following:

	Year Ended January 31,
	2020	2019	2018
Statutory federal income tax (benefit) expense	$(22.0)	$3.1	$(8.1)
State income taxes, net of federal benefit	(1.8)	0.2	(0.5)
Change in valuation allowance	7.2	(6.5)	(98.0)
Non-taxable/non-deductible items	0.1	0.3	0.1
Stock compensation	0.1	3.4	(0.8)
Non-deductible Spin-Off costs	—	2.1	—
Meals & entertainment	0.9	0.7	0.5
Officer compensation	2.9	0.7	—
Tax credits	(0.2)	(0.3)	—
Goodwill impairment	3.9	—	—
Acquisition costs	0.4	—	—
Change in tax rate	—	(3.1)	106.9
	$(8.5)	$0.6	$0.1

Income tax benefit was $8.5 for the year ended January 31, 2020, as compared to $0.6 of income tax expense in the prior year period, reflecting the effective tax rate of approximately 8.1% resulting primarily from the benefit recorded in the fourth quarter of Fiscal 2019. The income tax benefit relates to the reduction of the valuation allowance relative to acquired Red Bone and Tecton’s deferred tax liabilities via purchase accounting of approximately $8.9. The benefit is partially offset by current state tax expense of $0.4. Aside from a negligible amount of state and local taxes, there was no income tax expense in the prior year due to the fact that the Company had established a full valuation allowance against its net deferred tax asset.

The tax effects of temporary differences and carryforwards that give rise to deferred income tax assets and liabilities consist of the following:

	January 31, 2020	January 31, 2019
Deferred tax assets:
Accrued liabilities	$5.9	$4.5
Intangible assets	77.3	83.3
Net operating loss carryforward	36.4	19.1
Inventory capitalization	0.6	0.8
Interest expense limitation	8.7	1.9
Other	2.2	0.6
	131.1	110.2
Deferred tax liabilities:
Depreciation	(56.2)	(42.5)
	(56.2)	(42.5)
Net deferred tax asset before valuation allowance	74.9	67.7
Valuation allowance	(74.9)	(67.7)
Net deferred tax asset	$—	$—

The Company is subject to taxation in the United States and various states. Tax years that remain subject to examinations by major tax jurisdictions are generally open for tax years ending in 2019 and after.

On December 22, 2017, President Trump signed into law the legislation generally known as the Tax Cut and Jobs Act of 2017. The tax law includes significant changes to the U.S. corporate tax systems including a rate reduction from 35% to 21% beginning in January of 2018. In accordance with ASC 740, “Income Taxes,” the impact of a change in tax law is recorded in the period of enactment. For the year ended January 31, 2018, the Company recorded a material, non-cash, change in its net deferred income tax balances of approximately $106.9 million related to the tax rate change.